Exhibit 99.1

ACV Announces First Quarter 2022 Results
Delivers Solid Revenue Growth and Market Share Gains

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First quarter revenue of $103 million, up 49% YoY
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First quarter GAAP net loss of $29 million
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First quarter Adjusted EBITDA loss of $18 million
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Expects 2022 revenue of $452 million to $460 million, growth of 26% to 28% YoY; expects 2022 Adjusted EBITDA loss of $53 million to $57 million

BUFFALO, May 11, 2022 — ACV (Nasdaq: ACVA), the leading online automotive marketplace and data services partner for dealers, today reported results for its first quarter ended March 31, 2022.

“We are very pleased with our solid results in the first quarter, which once again exceeded revenue expectations, despite the ongoing headwinds impacting the automotive industry. Our growth is driven by market share gains, strong adoption of ACV’s value-added services and traction of our growing suite of data and SaaS products,” said George Chamoun, CEO of ACV.

“After achieving nationwide coverage on ACV’s marketplace in 2021, we continued to attract new dealers, drive territory penetration and increase dealer wallet share. We also successfully launched new offerings that we believe position ACV to deliver sustainable long-term growth within the large market opportunity ahead of us,” concluded Chamoun.

First Quarter 2022 Highlights

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Revenue of $103 million, an increase of 49% year over year.
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Marketplace and Service revenue of $88 million, an increase of 51% year over year.
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Auction Marketplace revenue of $44 million, an increase of 28% year over year.
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Marketplace GMV of $2.4 billion, an increase of approximately 83% year over year.
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Marketplace Units of 140,125, an increase of 9% year over year.
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Adjusted EBITDA loss of $18 million, compared to Adjusted EBITDA loss of $12 million in the first quarter 2021.

Second Quarter and Full-Year 2022 Guidance

Based on information as of today, ACV is providing the following guidance:

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Second quarter of 2022:
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Total revenue of $109 to $112 million, an increase of 12% to 15% year over year
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Adjusted EBITDA loss of $16 to $17 million
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GAAP net loss of $30 to $31 million
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Non-GAAP net loss of $18 to $19 million
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Full-Year 2022:
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Total revenue of $452 to $460 million, an increase of 26% to 28% year over year
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Adjusted EBITDA loss of $53 to $57 million; an approximate 12% loss at the midpoint of revenue guidance
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GAAP net loss of $116 to $120 million
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Non-GAAP net loss of $66 to $70 million

Our financial guidance includes the following assumptions:

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While used vehicle supply and demand trends remain difficult to predict, we continue to believe we have multiple levers in our business model, and therefore multiple paths to achieve our 2022 revenue guidance.
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Total non-GAAP operating expenses, excluding cost of revenue, are expected to grow approximately 28% year over year in 2022, and exclude approximately $45 million of stock-based compensation and $5 million of intangible amortization.
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Second quarter Non-GAAP net loss excludes approximately $10 million of stock-based compensation and approximately $1 million of intangible amortization.

ACV’s First Quarter Results Conference Call

ACV will host a conference call and live webcast today, May 11, 2022, at 5:00 p.m. ET to discuss financial results. To participate in the live call, analysts and investors should dial (833) 607-1658 or (914) 987-7871, and use conference ID 7994285. The live webcast of the conference call along with supplemental financial information will also be accessible on ACV’s website at https://investors.acvauto.com. Following the webcast, an archived version will also be available on the investor relations page of ACV’s website. A telephonic replay of the conference call will be available until Wednesday, May 18, 2022, by dialing (855) 859-2056 or (404) 537-3406 and entering passcode 7994285.

About ACV Auctions

ACV provides a vibrant digital marketplace for wholesale vehicle transactions and data services that offers transparent and accurate vehicle information to customers. On a mission to build and enable the most trusted and efficient digital marketplaces for buying and selling used vehicles, ACV's platform leverages data insights and technology to power its digital marketplace and data services, enabling dealers and commercial partners to buy, sell and value vehicles with confidence and efficiency. ACV's network of brands includes ACV Auctions, ACV Transportation and ACV Capital within its Marketplace Products, as well as True360, ACV Data Services and MAX Digital.

Information About Non-GAAP Financial Measure and Key Operating and Financial Metrics

We supplement our financial results with a non-GAAP financial measure, Adjusted EBITDA, and key operating and financial metrics, Marketplace Units and Marketplace GMV.

Non-GAAP Financial Measure

Adjusted EBITDA is a financial measure that is not presented in accordance with GAAP. We believe that Adjusted EBITDA, when taken together with our financial results presented in accordance with GAAP, provides meaningful supplemental information regarding our operating performance and facilitates internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a measure used by management in assessing the health of our business, determining incentive compensation and evaluating our operating performance, as well as for internal planning and forecasting purposes.

We calculate Adjusted EBITDA as net loss, adjusted to exclude: (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest (income) expense; (4) provision for income taxes; and (5) other (income) expense, net.

Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA include that (1) it does not properly reflect capital commitments to be paid in the future, (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures, (3) it does not consider the impact of stock-based compensation expense, (4) it does not reflect other non-operating expenses, including interest expense, (5) it does not consider the impact of any contingent consideration liability valuation adjustments, and (6) it does not reflect tax payments that may represent a reduction in cash available to us. In addition, our use of Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA in the same manner, limiting its usefulness as a comparative measure. Because of these limitations, when evaluating our performance, you should consider Adjusted EBITDA alongside other financial measures, including our net loss and other results stated in accordance with GAAP.

Operating Metrics

We regularly monitor the following operating and financial metrics in order to measure our current performance and estimate our future performance. Our key operating and financial metrics may be calculated in a manner different than similar business metrics used by other companies.

Marketplace GMV - Marketplace GMV is primarily driven by the volume and dollar value of Marketplace Units transacted on our digital marketplace. We believe that Marketplace GMV acts as an indicator of the success of our marketplace, signaling satisfaction of dealers and buyers on our marketplace, and the health, scale, and growth of our business. We define Marketplace GMV as the total dollar value of vehicles transacted through our digital marketplace within the applicable period, excluding any auction and ancillary fees.

Marketplace Units - Marketplace Units is a key indicator of our potential for growth in Marketplace GMV and revenue. It demonstrates the overall engagement of our customers on the ACV platform, the vibrancy of our digital marketplace and our market share of wholesale transactions in the United States. We define Marketplace Units as the number of vehicles transacted on our digital marketplace within the applicable period. Marketplace Units transacted includes any vehicle that successfully reaches sold status, even if the auction is subsequently unwound, meaning the buyer or seller does not complete the transaction. These instances have been immaterial to date. Marketplace Units excludes vehicles that were inspected by ACV, but not sold on our digital marketplace. Marketplace Units have increased over time as we have expanded our territory coverage, added new dealer partners and increased our share of wholesale transactions from existing customers.

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning ACV’s ability to deliver long-term growth and total addressable market expansion, our financial guidance for the second quarter of 2022 and the full year of 2022. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. You should not rely on forward-looking statements as predictions of future events.

The forward-looking statements contained in this presentation are based on ACV’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties and changes in circumstances that may cause ACV’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks and uncertainties include, but are not limited to: (1) our history of operating losses; (2) our limited operating history; (3) our ability to effectively manage our growth; (4) our ability to grow the number of participants on our platform; (5) our ability to acquire new customers and successfully retain existing customers; (6) our ability to effectively develop and expand our sales and marketing capabilities; (7) breaches in our security measures, unauthorized access to our platform, our data, or our customers’ or other users’ personal data; (8) risk of interruptions or performance problems associated with our products and platform capabilities; (9) our ability to adapt and respond to rapidly changing technology or customer needs; (10) our ability to compete effectively with existing competitors and new market entrants; (11) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the United States and other jurisdictions where we elect to do business; (12) general market, political, economic, and business conditions; and (13) the impact that the ongoing COVID-19 pandemic and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations. These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 11, 2022. Additional information will be made available in other filings and reports that we may file from time to time with the SEC. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Contact:
Tim Fox
tfox@acvauctions.com

Media Contact:
Maura Duggan
mduggan@acvauctions.com

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three months ended March 31,
	2022	2021
Revenue:
Marketplace and service revenue	$88,347	$58,392
Customer assurance revenue	14,718	10,694
Total revenue	103,065	69,086
Operating expenses:
Marketplace and service cost of revenue (excluding depreciation & amortization)	47,252	29,509
Customer assurance cost of revenue (excluding depreciation & amortization)	13,636	9,386
Operations and technology	32,829	21,591
Selling, general, and administrative	36,052	23,965
Depreciation and amortization	2,385	1,768
Total operating expenses	132,154	86,219
Loss from operations	(29,089)	(17,133)
Other income (expense):
Interest income	44	26
Interest expense	(210)	(210)
Total other income (expense)	(166)	(184)
Loss before income taxes	(29,255)	(17,317)
Provision for income taxes	240	58
Net loss	$(29,495)	$(17,375)
Weighted-average shares - basic and diluted	156,104,971	34,288,035
Net loss per share - basic and diluted	$(0.19)	$(0.51)

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31, 2022	December 31, 2021
Assets
Current Assets :
Cash and cash equivalents	$543,249	$565,994
Marketable securities	21,081	13,765
Trade receivables (net of allowance of $3,528 and $3,724)	228,133	222,753
Finance receivables (net of allowance of $704 and $636)	63,291	44,278
Other current assets	16,792	10,623
Total current assets	872,546	857,413
Property and equipment (net of accumulated depreciation of $5,200 and $4,636)	5,579	4,916
Goodwill	97,388	78,839
Acquired intangible assets (net of amortization of $8,299 and $7,070)	16,901	18,130
Internal-use software costs (net of amortization of $4,270 and $3,837)	21,571	17,844
Operating lease right-of-use assets	2,955	3,264
Other assets	2,404	2,554
Total assets	1,019,344	982,960
Liabilities and Stockholders' Equity
Current Liabilities :
Accounts payable	389,232	395,972
Accrued payroll	11,310	11,961
Accrued other liabilities	14,878	9,806
Deferred revenue	5,331	4,317
Operating lease liabilities	1,393	1,306
Total current liabilities	422,144	423,362
Long-term operating lease liabilities	1,702	2,049
Long-term debt	60,500	500
Other long-term liabilities	1,376	952
Total liabilities	$485,722	$426,863

Stockholders' Equity :
Preferred Stock; $0.001 par value; 20,000,000 shares authorized; 0 and 0 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	-	-
Common stock - Class A; $0.001 par value; 2,000,000,000 shares authorized; 111,040,170 and 106,420,843 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	111	106
Common Stock - Class B; $0.001 par value; 160,000,000 shares authorized; 46,010,678 and 49,661,126 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	46	50
Additional paid-in capital	808,203	801,142
Accumulated deficit	(274,656)	(245,161)
Accumulated other comprehensive loss	(82)	(40)
Total stockholders' equity	533,622	556,097
Total liabilities and stockholders' equity	$1,019,344	$982,960

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three months ended March 31,
	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$(29,495)	$(17,375)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,515	1,891
Stock-based compensation expense, net of amounts capitalized	7,549	2,867
Provision for bad debt	1,793	777
Other non-cash, net	659	162
Changes in operating assets and liabilities, net of effects from purchases of businesses:
Trade receivables	(6,603)	(85,136)
Other current assets	(5,356)	(4,805)
Accounts payable	(7,526)	138,430
Accrued payroll	(1,057)	3,750
Accrued other liabilities	5,042	3,078
Deferred revenue	1,001	2,281
Other long-term liabilities	99	80
Other assets	(77)	(136)
Net cash provided by (used in) operating activities	(31,456)	45,864
Cash Flows from Investing Activities
Net increase in finance receivables	(19,420)	(7,570)
Purchases of property and equipment	(748)	(692)
Capitalization of software costs	(3,942)	(2,296)
Purchases of marketable securities	(7,411)	-
Acquisition of businesses (net of cash acquired)	(18,913)	-
Net cash provided by (used in) investing activities	(50,434)	(10,558)
Cash Flows from Financing Activities
Proceeds from issuance of common stock in connection with initial public offering, net of underwriting discounts and commissions and other offering costs	-	388,359
Proceeds from long term debt	60,000	1,750
Proceeds from exercise of stock options	411	548
Payment of RSU tax withholdings in exchange for common shares surrendered by RSU holders	(1,274)	-
Net cash provided by (used in) financing activities	59,137	390,657
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	8	-
Net increase (decrease) in cash, cash equivalents, and restricted cash	(22,745)	425,963
Cash, cash equivalents, and restricted cash, beginning of period	565,994	233,725
Cash, cash equivalents, and restricted cash, end of period	$543,249	$659,688
Supplemental disclosure of cash flow information
Cash paid (received) during the period for:
Interest (income) expense	$63	$74
Income taxes	$16	$(10)
Cash paid included in the measurement of operating lease liabilities	$299	$219
Non-cash investing and financing activities:
Stock issuance costs in accounts payable	$-	$2,673
Stock-based compensation included in capitalized software development costs	$375	$-
Purchase of property and equipment and internal use software in accounts payable	$1,064	$594

The following table presents a reconciliation of Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP, for the periods presented.

	Three months ended March 31,
	2022	2021
Adjusted EBITDA Reconciliation
Net loss	$(29,495)	$(17,375)
Depreciation and amortization	2,516	1,891
Stock-based compensation	7,924	2,867
Interest (income) expense	166	183
Provision for income taxes	240	58
Other (income) expense, net	691	15
Adjusted EBITDA	$(17,958)	$(12,361)